Exhibit 10.99

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

VALERO

MARKETING AND SUPPLY COMPANY

August 31, 2007

W.O. Operating Company

P.O. Box 960

Pampa, TX  79066

RE:   Valero #01-0838               Amendment 13

Reference is made to the above captioned agreement and subsequent amendments thereto, if any. Subject agreement shall be amended by deleting the “Price” and “Term” clauses and inserting the following:

PRICE:	Valero’s posted price for Texas Panhandle crude oil, deemed 40 degrees API gravity, in effect during the month of delivery (EDQ), *****(1) per barrel.

TERM:

This agreement shall remain in effect for a term commencing on August 1, 2007 through August 31 2007, and continuing on a month to month basis unless and until cancelled by either party giving the other thirty (30) days advance written notice of cancellation.

For your convenience, attached please find an updated Exhibit “A” for this Agreement.

Except as hereinabove provided, all terms and conditions of said agreement and amendments thereto, if any, shall remain in full force and effect.

If the revision reflects your understanding of our agreement, please so indicate by signing in the space provided below and returning one (1) copy to this office.

Yours Truly,

/s/ Matt Reit

Valero Marketing and Supply Company

Accepted and agreed to this 8th day of October, 2007.

W.O. OPERATING COMPANY

By:	/s/ Patrick M. McKinney

Title:	Vice President of Operations

(1) THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS.  ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION.  OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXHIBIT “A”

W. O. OPERATING COMPANY

VALERO #01-0838

LEASE ID	LEASE NAME	LEGAL DESCRIPTION	COUNTY/STATE
960006098	BEDNORZ B	SEC 202, BLK 3, I&GN SURVEY	CARSON/TX
960006144	BLK A	SEC 111, BLK 4, I&GN SURVEY	CARSON/TX
960006145	BLK ABC	SEC 111, BLK 4, I&GN SURVEY	CARSON/TX
960006146	BLK B	SEC 111, BLK 4, I&GN SURVEY	CARSON/TX
960006147	BLK GULF	SEC 112, BLK 4, I&GN SURVEY	CARSON/TX
960006125	BLK, BF	SEC 111, BLK 4, I&GN SURVEY	CARSON/TX
500001550	BONEY, T J NCT-1	SEC 91 & 108, BLK 4, I&GN SURVEY	CARSON/TX
500001540	BONEY, T J NCT-2	SEC 90, BLK 4, I&GN SURVEY	CARSON/TX
500001530	BONEY, T J NCT-4	SEC 89, BLK 4, I&GN SURVEY	CARSON/TX
902017001	BRYAN	SEC 107, BLK 4, I&GN SURVEY	CARSON/TX
500001580	BRYAN, E F (00155)	SEC 107, BLK 4, I&GN SURVEY	CARSON/TX
500001790	BURNETT, MC NCT-5	SEC 85, BLK 5, H&GN SURVEY	CARSON/TX
500001800	BURNETT, S B NCT-1	SEC 114, BLK 5, I&GN SURVEY	CARSON/TX
960009985	BURNETT, S B NCT-12	SEC 86, BLK 5, I&GN SURVEY	CARSON/TX
500001810	BURNETT, S B NCT-2	SEC 92, BLK 5, I&GN SURVEY	CARSON/TX
902549001	CITIES SERVICE C	SEC 108, BLK 4, I&GN SURVEY	CARSON/TX
960006379	COOPER A & G	SEC 4, BLK 9, I&GN SURVEY	CARSON/TX
960006381	COOPER B & E	SEC 5, BLK 9, I&GN SURVEY	CARSON/TX
960006380	COOPER B (PHILLIPS)	SEC 3, BLK 9, I&GN SURVEY	CARSON/TX
960006382	COOPER C	SEC 5, BLK 9, I&GN SURVEY	CARSON/TX
960006383	COOPER E	SEC 4, BLK 9, I&GN SURVEY	CARSON/TX
960006384	COOPER G	SEC 4, BLK 9, I&GN SURVEY	CARSON/TX
960006475	COOPER, E A & H	SEC 5, BLK 9, I&GN SURVEY	CARSON/TX
960006476	COOPER, E NCT-A	SEC 5, BLK 9, I&GN SURVEY	CARSON/TX
960006477	COOPER, E NCT-B	SECS 1 & 5, BLK 9, I&GN SURVEY	CARSON/TX
960006474	COOPER, E NCT-C	SEC 1, BLK 9, I&GN SURVEY	CARSON/TX
960007224	COOPER, OLIVE	SEC 4, BLK 9, I&GN SURVEY	CARSON/TX
960006515	FEE #244	SECS 89, 90, 91,108, 109 & 110, BLK 4, I&GN SURVEY	CARSON/TX
960009984	FIRST STATE BANK OF WHITE DEER	SEC 51 & 52, BLK 4, I&GN SURVEY	CARSON/TX
960009986	GARNER, C R B NCT-2	SEC 95, BLK 4, I&GN SURVEY	CARSON/TX
960006926	JORD	SEC 106, BLK 4, I&GN SURVEY	CARSON/TX
960006422	JORDAN, D	SEC 20, BLK M21, TCRR SVY; SECS 105 & 123, BLK 4, I&GN SVY	CARSON/TX
960007035	LONG		CARSON/TX
960007096	MCCONNELL #1, 2, 5	SEC 28, BLK 7, I&GN SURVEY	CARSON/TX
960007098	MCCONNELL, GIRTHA	SEC 67, BLK 4, I&GN SURVEY	CARSON/TX
960006817	MCCONNELL, J C A	SEC 66, BLK 4, I&GN SURVEY	CARSON/TX
960002772	O’NEAL A	SEC 51, BLK 4, I&GN SURVEY	CARSON/TX
960007327	QUINN	SEC 7, BLK 9, I&GN SURVEY	CARSON/TX
960006845	QUINN, JK	SEC 7, BLK 9, I&GN SURVEY	CARSON/TX
960007393	SCHAFER	SEC 195, BLK 3, I&GN SURVEY	CARSON/TX
960007395	SCHAFER RANC 1, 2, 3	SEC 69, BLK 4, I&GN SURVEY	CARSON/TX
960007413	SEIBOLD	SEC 125, BLK 4, I&GN SURVEY	CARSON/TX
903436001	ANDERSON, CLARENCE B	SEC 203, BLK B-2, H&GN SURVEY	GRAY/TX
960006049	ANDY (04915)	SEC 124, BLK B2, H&GN RR SURVEY	GRAY/TX
902543001	ARNOLD, RALPH	SEC 149, BLK 3,I&GN SURVEY	GRAY/TX
960006289	CASTLEBERRY B		GRAY/TX
960006314	CHAPMAN (00668)	SEC 69, BLK 25, H&GN SURVEY	GRAY/TX
903437001	EAKIN	SEC 204, BLK B-2, H&GN RR SURVEY	GRAY/TX
960006511	FAULKNER	SEC 30, BLK B2, H&GN SURVEY	GRAY/TX
902544001	HARRAH, W.W.	SEC150, BLK 3, I&GN SURVEY	GRAY/TX
960007620	HARRAH, W.W.T.		GRAY/TX
960007663	JACKSON, WEST	SEC 94, BLK B2, H&GN SURVEY	GRAY/TX
960006636	LOVETT, HB	SEC 57, BLK B2, H&GN SURVEY	GRAY/TX
960001989	MASSIE-CHAPMAN	SEC 51, BLK 25, H&GN SURVEY	GRAY/TX
960006420	MCLAUGHLIN (00577)	SEC 33, BLK B2, H&GN SURVEY	GRAY/TX
960007606	MOODY, VICTOR	SEC 36, BLK 3, I&GN SURVEY	GRAY/TX
960006425	POPE, DAVE		GRAY/TX
960007284	POWELL B	SEC 28, BLK B2, I&GN SURVEY	GRAY/TX
960008258	POWELL C	SEC 28, BLK B2, I&GN SURVEY	GRAY/TX
902542001	SACKETT, RUBY	SEC148, BLK 3, I&GN SURVEY
960006831	SHAW (00585)	SEC 5, BLK 1, ACH&B SRVY	GRAY/TX

960007445	SIN-HARRAH		GRAY/TX
902546001	VANIMAN, F.A.	SEC 175, BLK 3, I&GN SURVEY	GRAY/TX
960006821	VICARS, JF	SEC 127, BLK 3, I&GN SURVEY	GRAY/TX
690006279	WRIGHT B	SEC 13, BLK 3, I&GN SURVEY	GRAY/TX
902024001	CANADIAN-KINGSLAND (01320)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902025001	COCKRELL A (01317)	SEC 3, BLK Y, M&C SURVEY	HUTCHINSON/TX
960007962	COCKRELL B (01794)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960007963	COCKRELL B (03661)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960002760	COCKRELL D (01305)	SEC 9, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960006346	COCKRELL E	SEC 3, BLK M21, TCRR SURVEY	HUTCHINSON/TX
902027001	COCKRELL E (01317)	SEC 3, BLK Y, M&C SURVEY	HUTCHINSON/TX
802026001	COCKRELL F (01307)	SEC 2, BLK B-3, D&SE RY CO SURVEY	HUTCHINSON/TX
960007964	COCKRELL F (03640)	SEC 1 & 2, BLK -3, D&SE SURVEY	HUTCHINSON/TX
960006344	COCKRELL RANCH	SEC 2, 3 &6, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960002766	DRILLEX (01784)	SEC 3, BLK M-21, TCRR SURVEY	HUTCHINSON/TX
960007610	HAILE, W B	SEC 2, 3 & 4, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960006703	HARVEY UNIT TR 10	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006704	HARVEY UNIT TR 2	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006705	HARVEY UNIT TR 3	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006706	HARVEY UNIT TR 5	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006707	HARVEY UNIT TR 6	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006708	HARVEY UNIT TR 7	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006709	HARVEY UNIT TR 8	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006710	HARVEY UNIT TR 9	SEC 71, BLK Z, HE&WT SURVEY	HUTCHINSON/TX
960006421	HUTCH-JORDAN, D	SEC 20, BLK M21, TCRR SURVEY; SEC 123, BLK 4	HUTCHINSON/TX
902030001	KINGSLAND (01317)	SEC 3 & 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902031001	KINGSLAND B (01320)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902032001	KINGSLAND C (01317)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
902033001	MAGIC (01320)	SEC 4, BLK Y, M&C SURVEY	HUTCHINSON/TX
960006840	MOORE, J W A	N/A	HUTCHINSON/TX
960006962	N KINGSLAND B (01295)	SEC 8, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960007191	NEWBLK	SEC 125, BLK 4, I&GN SURVEY	HUTCHINSON/TX
960007192	NEWBLK - LANGDON	SEC 125, BLK 4, I&GN SURVEY	HUTCHINSON/TX
960006638	PITCHER, H C	SEC 19, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960002777	SOUTHLAND B (01643)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960007965	SOUTHLAND B (03652)	SEC 2, BLK B-3, D&SE SURVEY	HUTCHINSON/TX
960006952	TURNER, KENT A #34-5	SEC 3, BLK M21, TCRR SURVEY	HUTCHINSON/TX
960006953	TURNER, KENT B	SEC 11, BLKS B3, D & SE SEC 6, BLK M21, TCRR SVY	HUTCHINSON/TX
960006040	ALLEN #1	JT SNEED JR SRVY 4	MOORE/TX
960007451	SNEED F	JT SNEED SRVY 5 ABST-1131	MOORE/TX
960007617	COWAN, W R TR A #5	SEC 194, BLK M2, BS&F SRVY	ROBERTS/TX
901976001	HARLAN A	SEC 49, BLK 24, H&GN RR CO. SRVY	WHEELER/TX